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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 12, 2005


                       PROTEIN POLYMER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      0-19724                  33-0311631

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State or other jurisdiction of        (Commission               (IRS Employer
incorporation or organization)       File Number)            Identification No.)



  10655 Sorrento Valley Road, San Diego, California                92121

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       (Address of principal executive offices)                 (Zip Code)



    Registrant's telephone number, including area code:   (858) 558-6064
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 8.01 OTHER EVENTS.

                  On July 12, 2005, Protein Polymer Technologies, Inc. (the "Company") entered into a non-binding, letter of intent with Surgica Corporation ("Surgica"). Under the terms of the arrangement, the Company would acquire Surgica's assets with a combination of the Company's common stock and cash.

                  On July 14, 2005, the Company issued a press release, in the form attached to this Current Report on Form 8-K as Exhibit 99.1, that details the above-mentioned arrangement.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  99.1         Press Release of the Company dated as of July 14,
                               2005.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PROTEIN POLYMER TECHNOLOGIES, INC.,
                                     a Delaware corporation


Date: July 20, 2005                  By: /s/ J. Thomas Parmeter
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                                         J. Thomas Parmeter
                                         Chairman of the Board


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                                  EXHIBIT INDEX

Exhibit No.        Description
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99.1               Press Release of the Company dated as of July 14, 2005.